UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2008

Keryx Biopharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2008, Keryx Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing that on November 17, 2008, it received notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company is no longer in compliance with Nasdaq Marketplace Rule 4310(c)(3). The press release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference. Additionally, a copy of the letter from The Nasdaq Stock Market is being furnished as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: November 21, 2008	By:	/s/ James F. Oliviero
James F. Oliviero
Vice President, Finance

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 21, 2008.
99.2	Letter from The Nasdaq Stock Market dated November 17, 2008.